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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2000 relating to the consolidated financial statements and financial statement schedule which appear in Service Corporation International's Annual Report on Form 10-K for the year ended December 31, 1999.

                                        /s/ PRICEWATERHOUSECOOPERS LLP



Houston, Texas
June 1, 2000